UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix	AZ	85004
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Freeport-McMoRan Inc. (“FCX”) held its 2021 annual meeting of stockholders on June 8, 2021 (the “2021 Annual Meeting”). At the 2021 Annual Meeting, FCX’s stockholders (1) elected each of the seven director nominees listed below to serve as a director of FCX for a term that will continue until the next annual meeting of stockholders and until his or her successor is elected and duly qualified; (2) ratified the appointment of Ernst & Young LLP as FCX’s independent registered public accounting firm for 2021; and (3) approved, on an advisory basis, the compensation of FCX’s named executive officers.

Of the 1,464,599,416 shares of FCX’s common stock outstanding as of the April 12, 2021, record date, 1,190,086,081 shares were represented in person, including by means of remote communication, or by proxy at the 2021 Annual Meeting. The inspector of election reported the final vote of stockholders as follows:

Proposal No. 1: Election of seven directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. Abney	1,051,537,662	5,553,249	951,268	132,043,901
Richard C. Adkerson	1,006,843,746	50,326,638	871,795	132,043,901
Robert W. Dudley	1,045,658,353	11,427,444	956,381	132,043,901
Lydia H. Kennard	929,951,877	127,080,859	1,009,443	132,043,901
Dustan E. McCoy	939,167,171	117,925,115	949,893	132,043,901
John J. Stephens	1,052,120,017	4,952,681	969,481	132,043,901
Frances Fragos Townsend	1,041,125,352	16,037,535	879,292	132,043,901

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as FCX’s independent registered public accounting firm for 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,180,406,866	8,962,409	716,805	N/A

Proposal No. 3: Approval, on an advisory basis, of the compensation of FCX’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
965,835,960	90,341,366	1,864,852	132,043,901

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Kathleen L. Quirk.
----------------------------------------
Kathleen L. Quirk.
President and Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: June 9, 2021